                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  AMENDMENT
                                  FORM 8-K/A

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 11, 1998


                        Complete Wellness Centers, Inc.
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            (Exact Name of Registrant as specified in its Charter)

        Delaware                      0-22115                  52-1910135
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(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
  or corporation)                                          Identification No.)

725 Independence Avenue, SE
Washington, DC                                                    20003
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(Address of Principal                                           (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code: (202) 543-6800
                                                   ----------------

                                      N/A
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         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

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Item 5.  Other Events

         On January 23, 1997, the registrant announced that it had completed the sale of $5 million principal amount of Senior Redeemable Preferred Stock through a private offering to two institutional accredited investors. The Preferred Stock bears a dividend of 8% per annum through December 31, 2000, provided that the dividend is currently paid on a quarterly basis, and if not paid the dividend accrues at 10% per annum through December 31, 2000. After December 31, 2000, the dividend on the Preferred Stock is 12% per annum. All shares of the Preferred Stock are mandatorily redeemable on the earlier of (a) December 31, 2000, and (b) the date of the completion by the registrant or any of its subsidiaries the gross proceeds of which aggregate in excess of $5 million. In addition, as part of the transaction, the registrant sold to the two institutional accredited investors 2,850,000 redeemable common stock purchase warrants. The warrants have a term of expiring January 12, 2005 and are exercisable into shares of the registrant's common stock at an exercise price of $1.75 per share. Up to 1,500,000 of the warrants may be redeemed back by the registrant if the registrant achieves certain income targets through March 31, 2001.

         The registrant intends to use the net proceeds of the offering for funding potential acquisitions, new medical center development, and other general corporate purposes. The Proforma Unaudited Consolidated Statement of Operations and Balance Sheet are included herein.

ITEM 7.  FINANCIAL STATEMENTS


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COMPLETE WELLNESS CENTERS, INC.

Date:    February 9, 1998                  By: /s/ E. Eugene Sharer
                                                              E. Eugene Sharer
                                                              President
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                        Complete Wellness Centers, Inc.
                 Proforma Consolidated Statement of Operations
                                   Unaudited

                                             One Month Ended          One Month Ended
                                              January 31, 1998         January 31, 1997
                                            ------------------       ------------------
Operating Revenue
   Patient Revenue                                    734,240                  270,626
   Management Services Income                         897,405                   50,121
   Weight Management Revenue                          637,000
   Other Income                                        32,350
                                            ------------------       ------------------
                                                    2,300,995                  320,747

Cost of Revenue                                       212,960

Direct Expenses
   Salary and Consulting Costs                        375,580                  138,953
   Management Fees                                  1,386,898                  119,025
   Rent                                                28,171                   12,217
   Advertising and Marketing                           55,000                    8,071
   Bad Debt Expense                                   165,665                   72,887
                                            ------------------       ------------------

Total Direct Expenses                               2,011,314                  351,153
General and Administrative                            557,627                  124,926
Depreciation and Amortization                           7,600                    5,060

Operating Deficit                                    (488,506)                (160,392)
Interest Expense                                        2,175                   11,556
Interest Income                                         3,200                    1,095
Minority Interest                                      11,000
                                            ------------------       ------------------


Net Loss Before Income Taxes                         (476,481)                (170,853)
Income Taxes                                                                     1,333
                                            ------------------       ------------------

Net Loss After Income Taxes                          (476,481)                (172,186)
                                            ==================       ==================

Proforma Net Loss per Share
Net Loss per Share and Common
Equivalent Share                                        (0.22)                   (0.24)

Weighted Average Number of
Common and Common Equivalent
Shares Outstanding                                  2,160,000                  714,967

                       Complete Wellness Centers, Inc.
                     Proforma Consolidated Balance Sheet
                                  Unaudited

                                            January 31, 1998               December 31, 1997
Cash and Cash Equivalents                         3,430,000                         245,000
Patient Receivables - Net                         1,300,000                       1,325,000
Management Fees Receivable                        1,900,000                       1,850,000
Inventory                                           225,000                         345,000
Other Assets                                        200,000                         125,000
Deposits                                             35,000                           9,500
Deferred Tax Assets                                  47,000                          47,000
                                            ----------------               -----------------

Total Current Assets                              7,137,000                       3,946,500
Furniture and Equipment - Net                       330,000                         330,000
                                            ----------------               -----------------

Total Assets                                      7,467,000                       4,276,500
                                            ================               =================

Current Liabilities
   Accounts Payble and
     Accrued Expenses                               485,000                         695,000
   Accrued Management Fee                         1,773,000                       1,850,000
   Other Current Liabilities                        145,000                         142,000
Deferred Tax Liability                               59,500                          59,500
Note Payable                                       -                                500,000
                                            ----------------               -----------------

Total Current Liabilities                         2,462,500                       3,246,500
Minority Interest                                    35,000                          29,000

Stockholders Equity
   Preferred Stock, .01 par value
     2,000,000 Authorized
     100,000 Issued and
     Outstanding 1/31/98, 1350
     Outstanding 1/31/97                              1,000
   Common Stock, .0001665 par
     Value, 10,000,000 Authorized
     2,160,000 Outstanding 1/31/98
     714,967 Outstanding 1/31/97                        317                             317
   Additional Capital                             9,274,652                       4,850,000
   Accumulated Deficit                           (4,306,469)                     (3,849,317)
                                            ----------------               -----------------

Total Stockholders' Equity/(Deficit)              4,969,500                       1,001,000
                                            ----------------               -----------------

Total Liabilities and Stockholders'
   Equity/(Deficit)                               7,467,000                       4,276,500
                                            ================               =================